UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 22, 2022

Far Peak Acquisition Corp
(Exact Name of Registrant as Specified in Its Charter)

001-39749
(Commission File Number)

Cayman Islands	98-1563569
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

480 6TH AVE, #342
NEW YORK, New York 10011
(Address of principal executive offices, including zip code)

(516) 552-2503
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	FPAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	FPAC	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	FPAC.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
On December 22, 2022, Far Peak Acquisition Corporation (the “Company”) and Bullish (“Bullish”) issued a joint press release announcing the termination of their proposed business combination. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
As previously disclosed, the Company  entered into a Business Combination Agreement, dated as of July 8, 2021 (as amended, the “Business Combination Agreement”), by and among (i) the Company, (ii) Bullish, (iii) BMC1, a Cayman Islands exempted company and a direct wholly owned subsidiary of Bullish (“Merger Sub 1”), (iv) BMC2, a Cayman Islands exempted company and a direct wholly owned subsidiary of Bullish (“Merger Sub 2”, and together with Merger Sub 1, the “Merger Subs”) and (v) Bullish Global, a Cayman Islands exempted company (“Bullish Global”), pursuant to which, each of the Company and Bullish Global would merge with a Merger Sub, respectively, and Bullish would continue as the publicly traded holding company of the combined companies (the “Transactions”).

Effective December 22, 20022, the parties mutually agreed to terminate the Business Combination Agreement in accordance with Section 8.1(a) and 8.2 thereof  and subject to the terms and provisions of the Business Combination Agreement .

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release, dated December 22, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2022	FAR PEAK ACQUISITION CORPORATION

	By:	/s/ David W. Bonanno
	Name:	David W. Bonanno
	Title:	Chief Financial Officer and Secretary